                                                                  EXHIBIT 10.13

                           [LOGO OF HOLOGRAPHIX(TM) INC.]

                      NON STATUTORY STOCK OPTION AGREEMENT
                      ------------------------------------


     1.   Grant of Option. Holographix Inc., a Delaware corporation (the
          ---------------
"Company"), hereby grants to Margaret Quinn (the "Optionee"), as of May 15, 2000 (the "Grant Date"), an option, pursuant to the Company's 2000 Stock Option Plan (the "Plan"), to purchase an aggregate of 51,607 shares of Common Stock ("Common Stock") of the Company at a price of $2.50 per share, purchasable as set forth in and subject to the terms and conditions of this Agreement and the Plan. Except where the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code").

     2.   Non-Statutory Stock Option. This option is not intended to qualify as
          --------------------------                 ---
an incentive stock option within the meaning of Section 422 of the Code, nor to qualify for any special tax treatment under the Code.


     3.   Term of Option: Vesting and Exercise Procedure.
          ----------------------------------------------

          (a)  Term and Vesting Schedule. Subject to the terms and conditions of
               -------------------------
this Agreement and of the Plan, this option may be exercised prior to the tenth anniversary of the Grant Date (hereinafter the "Expiration Date") in installments, as follows: 25% of the Shares subject to this option shall vest twelve months after October 7, 1999, and l/48 of the Shares subject to this option shall vest each month thereafter on the 7/th/ of each month, subject to the Optionee continuing to provide services to the Company on such dates.

     The right of exercise shall be cumulative so that if the option is not exercised to the maximum extent permissible during any exercise period, it shall be exercisable, in whole or in part, with respect to all shares not so purchased at any time prior to the Expiration Date or the earlier termination of this option. This option may not be exercised at any time on or after the Expiration Date.

               (i) Acceleration Upon a Change of Control. Notwithstanding the
                   -------------------------------------
foregoing, upon a Change of Control, as defined below, that occurs while Optionee provides services to the Company, this Option shall become vested and exercisable as to fifty percent (50%) of the shares subject to this option on the date the event constituting a Change of Control is consummated. The balance of the shares subject to this option shall continue to vest on the same schedule (i.e., the same number of shares shall vest each month) as existed prior to the Change of Control. For example, if a Change of Control occurs on a date when
25% of Optionee's shares have vested, then an additional 25% of the shares shall be vested pursuant to this paragraph. The remaining 50% of the shares subject to this option shall vest at the rate of 1/48th of the shares per month thereafter, such that all shares are fully vested after an additional 24-month period. If a Change of Control occurs on a date where more than 50% of Optionee's shares have already vested, then no additional Shares shall vest pursuant to this paragraph.

          (ii) Acceleration Upon a Change of Control and Termination of
               --------------------------------------------------------
Employment. Notwithstanding the foregoing, in the event the Optionee's
----------
employment with the Company terminates as a result of an Involuntary Termination other than for Cause upon or within 12 months after a Change of Control, this option shall be fully (i.e. 100%) vested and this option may be exercised, in whole or in part, upon the date of such termination.

The following terms referred to in this Agreement shall have the following meanings:

          Cause. "Cause" shall mean (i) any act of personal dishonesty taken by the Optionee in connection with his responsibilities as an employee and intended to result in substantial personal enrichment of the Optionee, (ii) conviction of a felony that is injurious to the Company, and (iii) a willful act by the Optionee which constitutes gross misconduct and which is injurious to the Company.

          Change of Control. "Change of Control" shall mean the occurrence of any of the following events:

               (A) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of Avanex Corporation or its successor ("Avanex") representing 50% or more of the total voting power represented by Avanex's then outstanding voting securities other than in a private financing transaction approved by the Board of Directors;

               (B) the direct or indirect sale or exchange by the shareholders of Avanex of all or substantially all of the stock of Avanex;

               (C) merger or consolidation in which Avanex is a party and in which the shareholders of Avanex before such merger or consolidation do not retain, directly or indirectly, at a least majority of the beneficial interest in the voting stock of Avanex after such transaction; or

               (D) the sale or disposition by Avanex of all or substantially all Avanex's assets.

          Disability, "Disability" shall mean that the Optionee has been unable to substantially perform his duties as the result of his incapacity due to physical or mental illness, and such inability, at least 26 weeks after its commencement, is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Optionee or the Optionee's legal representative (such agreement as to acceptability not to be unreasonably withheld).

          Involuntary Termination. "Involuntary Termination" shall mean (i) without the Optionee's express written consent, the significant reduction of the Optionee's duties or responsibilities relative to the Optionee's duties or responsibilities in effect immediately prior to such reduction; provided, however, that a reduction in duties or responsibilities solely by virtue of the Company or its parent being acquired and made part of a larger entity (as, for example, when the Chief Financial Officer remains as such following a Change of Control and is not made the Chief Financial Officer of the acquiring corporation) shall not constitute an "Involuntary Termination"; (ii) without the Optionee's express written consent, a substantial reduction, without good business reasons, of the facilities and perquisites (including office space and location) available to the Optionee immediately prior to such reduction; (iii) without the Optionee's express written consent, a material reduction in the base compensation of the Optionee as in effect immediately prior to such reduction, or the ineligibility of the Optionee to continue to participate in any long-term incentive plan of the Company; (iv) a material reduction in the kind or level of employee benefits to which the Optionee is entitled immediately prior to such reduction with the result that the Optionee's overall benefits package is significantly reduced;
(v) the relocation of the Optionee to a facility or a location more than 50 miles from the Optionee's then present location, without the Optionee's express written consent; (vi) any purported termination of the Optionee which is not effected for death or Disability or for Cause, or any purported termination for which the grounds relied upon are not valid; or (vii) the failure to obtain the assumption of this agreement by any successors of the Company in a Change of Control.

        (b)   Exercise Procedure. Subject to the conditions set forth in this
              ------------------
Agreement, this option shall be exercised by the Optionee's delivery of written notice of exercise to the Treasurer of the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 4. Such exercise shall be effective upon receipt by the Treasurer of the Company of such written notice together with the required payment. The Optionee may purchase less than the number of shares covered hereby. No partial exercise of this option may be for any fractional share.

        4.   Payment of Purchase Price; Taxes.
             --------------------------------

                (a)    Method of Payment. Payment of the purchase price for
                       -----------------
shares purchased upon exercise of this option shall be made (i) by delivery to the Company of cash or a check to the order of the Company in an amount equal to the purchase price of such shares, (ii) subject to the consent of the Company, by delivery to the Company of shares of Common Stock of the Company then owned by the Optionee having a fair market value equal in amount to the purchase price of such shares, (iii) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (iv) by any other means which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 and Regulation T promulgated by the Federal Reserve Board), or (v) by any combination of such methods of payment.

                (b)   Valuation of Shares or Other Non-Cash Consideration
                      ---------------------------------------------------
Tendered in Payment of Purchase Price. For the purposes hereof, the fair market
-------------------------------------
value of any share of the Company's Common Stock or other non-cash consideration which may be delivered to the Company in exercise of this option shall be determined in good faith by the Board of Directors of the Company.


                (c)   Delivery of Shares Tendered in Payment of Purchase Price.
                      --------------------------------------------------------
If the Optionee exercises options by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Optionee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

                (d)   Taxes. The Optionee acknowledges that income or other
                      -----
taxes may be due upon exercise of this option and upon the disposition of shares acquired through such exercise. Such income or other taxes due from him or her with respect to this option or the shares issuable pursuant to this option shall be the Optionee's responsibility. The Company makes no representation or warranty concerning the tax effects of the exercise of this option or the disposition of the Common Stock.

        5.      Delivery of Shares; Compliance With Securities Laws, Etc.
                --------------------------------------------------------

                (a)   General. The Company shall, upon payment of the option
                      -------
price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, provided that if any law or regulation requires the
                             --------
Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.


                (b)   Listing, Qualification, Etc. This option shall be subject
                      ---------------------------
to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for, effect or obtain such listing, registration, qualification, or disclosure, or to satisfy such other condition.

         6.    Investment Representations; Legends. As a condition of accepting
               -----------------------------------
any option under this Agreement, the Optionee agrees as follows:

               (a)  Representations. The Optionee represents, warrants and
                    ---------------
covenants that:
                    (i) Any shares purchased upon exercise of this option shall be acquired for the Optionee's account for investment only and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act of 1933 (the "Securities Act") or any rule or regulation under the Securities Act.

                    (ii) The Optionee has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company.

                    (iii) The Optionee is able to bear the economic risk of holding shares acquired pursuant to the exercise of this option for an indefinite period.

         (iv) The Optionee understands that (A) the shares acquired pursuant to the exercise of this option will not be registered under the Securities Act and are restricted securities" within the meaning of Rule 144 under the Securities Act; (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event, an exemption from registration under Rule 144 or otherwise under the Securities Act may not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public and other terms and conditions of Rule 144 are complied with; and (D) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register any shares acquired pursuant to the exercise of this option under the Securities Act.

                    (v)     "Lock-UP" Agreement. The Optionee agrees that upon
                            -------------------
the Company's request at any time, whether before or after the exercise of the option, the Optionee will enter into an agreement pursuant to which, if the Company desires to make any public offering of shares of Common Stock, then without the prior written consent of the Company or the managing underwriter, if any, of any such offering, the Optionee will not sell, make any short sale of, loan, grant any option for the purchase of, pledge, or otherwise encumber or otherwise dispose of any shares of Common Stock issued or issuable pursuant to the option, during such period (not to exceed 180 days) commencing on the effective date of the registration statement relating to such offering as the Company may request.

         By making payment upon exercise of any option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 6.

               (b)  Legends on Stock Certificates. All stock certificates
                    -----------------------------
representing shares of Common Stock issued to the Optionee upon exercise of this option prior to the filing of a Form S-8 to register such shares shall have affixed thereto legends substantially in the following forms, in addition to any other legends required by applicable state law:

           "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Company to the effect that registration under such Act is not required."

               "The shares of stock represented by this certificate are subject to certain restrictions on transfer contained in an option agreement, a copy of which will be furnished upon request by the issuer. "

     7.  Relationship to Plan. The option contained in this Agreement has been
         --------------------
granted pursuant to the Plan, and is in all respects subject to the terms, conditions and definitions of the Plan, as amended from time to time. The Optionee hereby accepts this option subject to all the terms and provisions of the Plan and agrees that all decisions under and interpretations of the Plan by the Board shall be final, binding and conclusive upon the Optionee and his permitted heirs, executors, administrators, successors and assigns. Where there may be conflicts between the Plan and this Agreement, this Plan shall take precedence.

     8.  No 0bligation to Continue Employment. Nothing contained in the Plan, or
         ------------------------------------
in this Agreement, shall confer upon the Optionee any right with respect to the continuation of the Optionee's employment or engagement by the Company or interfere in any way with the right of the Company at any time to terminate such employment or engagement or to increase or decrease the compensation of the Optionee

     9.  No Rights as Stockholder Until Exercise. The Optionee shall have no
         ---------------------------------------
rights as a shareholder with respect to any shares covered by this option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     10. Withholding Taxes. The Company's obligation to deliver shares upon the
         -----------------
exercise of this option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements and the requirements set forth in Section 22 of the Plan.

11.  Unenforceability. In case any one or more of the provisions or part of any
     ----------------
provision contained in this Agreement or the Plan shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of this Agreement or Plan, but this Agreement and Plan shall be construed as if such invalid, illegal or enforceable provision or part of a provision had never been.

     12.  Miscellaneous.
          -------------
     (a) Except as provided herein, this option may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.
     (b) All notices under this option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.
     (c) This option shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

                                             HOLOGRAPHIX INC.
                                                 577 Main Street, Suite 6
                                                 Hudson, MA 01749


Date of Grant:                                   By:  /s/ David Rowe
                                                    ----------------------------

May l5, 2000                                     Title:   President
                                                        ------------------------

                              OPTIONEE'S ACCEPTANCE

         The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 2000 Stock Option Plan.


                                                OPTIONEE'S SIGNATURE:

                                                    /s/ Margaret Quinn
                                                -------------------------------

                                                Date:        1-26-01
                                                         ----------------------

                                                SS#:
                                                         ----------------------

                                                Address: ______________________

                                                         ______________________

                                                         ______________________

                               AVANEX CORPORATION

                                 1998 STOCK PLAN

                             STOCK OPTION AGREEMENT

         Unless otherwise defined herein, the terms defined in the 1998 Stock Plan, as amended (the "Plan") shall have the same defined meanings in this Option Agreement.

I.       NOTICE OF STOCK OPTION GRANT

         Margaret Quinn

         You have been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

         Date of Grant                        November 5, 2001

         Vesting Commencement Date            November 5, 2001

         Exercise Price per Share             $4.90

         Total Number of Shares Granted       200,000

         Total Exercise Price                 $980,000.00

         Type of Option                       ______ Incentive Stock Option

                                                X    Nonstatutory Stock Option
                                              ------

         Term/Expiration Date:                November 4, 2011

         Exercise and Vesting Schedule:
         -----------------------------

         Subject to accelerated vesting as set forth below, this Option may be exercised, in whole or in part, in accordance to the following vesting schedule:

         25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter on the same day of the month as the Vesting Commencement Date, subject to the Optionee continuing to be a Service Provider on such dates.

         Acceleration Upon a Change of Control. Notwithstanding the foregoing,
         -------------------------------------
upon a Change of Control, as defined below, that occurs while Optionee provides services to the Company, this Option shall become vested and exercisable as to fifty percent (50%) of the shares subject to this Option on the date the event constituting a Change of Control is consummated. The balance of the shares subject to this Option shall continue to vest on the same schedule (i.e., the same number of shares shall vest each month) as existed prior to the Change of Control. For example, if a Change of Control occurs on a date when 25% of Optionee's shares have vested, then an additional 25% of the shares shall be vested pursuant to this paragraph. The remaining 50% of the shares subject to this Option shall vest at the rate of 1/48/th/ of the shares per month thereafter, such that all shares are fully vested after an additional 24-month period. If a Change of Control occurs on a date where more than 50% of Optionee's shares have already vested, then no additional Shares shall vest pursuant to this paragraph.

         Acceleration Upon a Change of Control and Termination of Employment.
         -------------------------------------------------------------------
Notwithstanding the foregoing, in the event the Optionee's employment with the Company terminates as a result of an Involuntary Termination other than for Cause upon or within 12 months after a Change of Control, this Option shall be fully (i.e. 100%) vested and this Option may be exercised, in whole or in part, upon the date of such termination.

         The following terms referred to in this Agreement shall have the following meanings:

                    (i) Cause. "Cause" shall mean (i) any act of personal dishonesty taken by the Optionee in connection with his responsibilities as an employee and intended to result in substantial personal enrichment of the Optionee, (ii) conviction of a felony that is injurious to the Company, and
(iii) a willful act by the Optionee which constitutes gross misconduct and which is injurious to the Company.

                    (ii) Change of Control. "Change of Control" shall mean the occurrence of any of the following events:

                    Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities other than in a private financing transaction approved by the Board of Directors;

                    the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company;

                    a merger or consolidation in which the Company is a party and in which the stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at a least majority of the beneficial interest in the voting stock of the Company after such transaction; or

                    the sale or disposition by the Company of all or substantially all the Company's assets.

                    (iii) Disability. "Disability" shall mean that the Optionee has been unable to substantially perform his duties as the result of his incapacity due to physical or mental illness, and such inability, at least 26 weeks after its commencement, is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Optionee or the Optionee's legal representative (such agreement as to acceptability not to be unreasonably withheld).

                    (iv) Involuntary Termination. "Involuntary Termination" shall mean (i) without the Optionee's express written consent, the significant reduction of the Optionee's duties or responsibilities relative to the Optionee's duties or responsibilities in effect immediately prior to such reduction; provided, however, that a reduction in duties or responsibilities solely by virtue of the Company being acquired and made part of a larger entity (as, for example, when the Chief Financial Officer of Company remains as such following a Change of Control and is not made the Chief Financial Officer of the acquiring corporation) shall not constitute an "Involuntary Termination"; (ii) without the Optionee's express written consent, a substantial reduction, without good business reasons, of the facilities and perquisites (including office space and location) available to the Optionee immediately prior to such reduction;
(iii) without the Optionee's express written consent, a material reduction by the Company in the base compensation of the Optionee as in effect immediately prior to such reduction, or the ineligibility of the Optionee to continue to participate in any long-term incentive plan of the Company; (iv) a material reduction by the Company in the kind or level of employee benefits to which the Optionee is entitled immediately prior to such reduction with the result that the Optionee's overall benefits package is significantly reduced; (v) the relocation of the Optionee to a facility or a location more than 50 miles from the Optionee's then present location, without the Optionee's express written consent; (vi) any purported termination of the Optionee by the Company which is not effected for death or Disability or for Cause, or any purported termination for which the grounds relied upon are not valid; or (vii) the failure of the Company to obtain the assumption of this agreement by any successors contemplated in Section I.(ii) above.

         Termination Period:
         ------------------

         This Option may be exercised for three months after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for twelve months after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

         In addition, upon an Involuntary Termination of the Optionee's employement other than for Cause upon or within 12 months after a Change of Control, this Option may be exercised for twenty-four months after Optionee ceases to be a Service Provider.

II.      AGREEMENT
         ---------

         A.   Grant of Option.
              ----------------

              The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

              If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

         B.   Exercise of Option.
              -------------------

              (a)  Right to Exercise. This Option is exercisable during its term
                   -----------------
in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

              (b)  Method of Exercise. This Option is exercisable by delivery of
                   ------------------
an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

                    No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

         C.   Method of Payment.
              ------------------

              Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

              1.   cash; or

              2.   check; or

              3. consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

              4. surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

         D.   Non-Transferability of Option.
              ------------------------------

              This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         E.   Term of Option.
              ---------------

              This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

         F.   Tax Consequences.
              -----------------

              Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

         G.   Exercising the Option.
              ----------------------

              1.   Nonstatutory Stock Option. The Optionee may incur regular
                   -------------------------
federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

              2.   Incentive Stock Option. If this Option qualifies as an ISO,
                   ----------------------
the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

              3.   Disposition of Shares.
                   ---------------------

                   (a)   NSO. If the Optionee holds NSO Shares for at least one
                         ---
year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

                  (b)   ISO. If the Optionee holds ISO Shares for at least one
                        ---
year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

                  (c)   Notice of Disqualifying Disposition of ISO Shares. If
                        -------------------------------------------------
the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

         H.   Entire Agreement; Governing Law.
              -------------------------------

              The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

         I.   NO GUARANTEE OF CONTINUED SERVICE.
              ---------------------------------

              OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

         By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                               AVANEX CORPORATION

/s/ Margaret Quinn                      By  /s/ Paul Engle
-----------------------------------        -------------------
Signature


/s/ Margaret Quinn                        President & Chief Executive Officer
-----------------------------------     -------------------------------------
Print Name                              Title


___________________________________
Residence Address


___________________________________

                                    EXHIBIT A
                                    ---------

                               AVANEX CORPORATION

                                 1998 STOCK PLAN

                                 EXERCISE NOTICE

Avanex Corporation
40919 Encyclopedia Circle
Fremont, CA 94538

Attention:  Secretary

        1.   Exercise of Option. Effective as of today, ________________, _____,
             ------------------
the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Avanex Corporation (the "Company") under and pursuant to the 1998 Stock Plan (the "Plan") and the Stock Option Agreement dated, _____ (the "Option Agreement"). The purchase price for the Shares shall be $_____, as required by the Option Agreement.

        2.   Delivery of Payment. Purchaser herewith delivers to the Company the
             -------------------
full purchase price for the Shares.

        3.   Representations of Purchaser. Purchaser acknowledges that Purchaser
             ----------------------------
has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

        4.   Rights as Stockholder. Until the issuance (as evidenced by the
             ---------------------
appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 13 of the Plan.

        5.   Tax Consultation. Purchaser understands that Purchaser may suffer
             ----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

        6.   Entire Agreement; Governing Law. The Plan and Option Agreement are
             -------------------------------
incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:                              Accepted by:

PURCHASER:                                 AVANEX CORPORATION


___________________________________        _____________________________________
Signature                                  By

___________________________________        _____________________________________
Print Name

Address:                                   Address:
-------                                    -------


___________________________________        AVANEX CORPORATION


___________________________________        40919 Encyclopedia Circle
                                           Fremont, CA 94538



                                           _____________________________________
                                           Date Received

TO:      Margaret Quinn

FROM:    Paul Engle, President and Chief Executive Officer

DATE:    March 18, 2002

RE: Important Change to your Options under the Holographix Inc. 2000 Stock Option Plan

--------------------------------------------------------------------------------

     I am pleased to inform you of an important change to your stock option that was granted under the Holographix Inc. 2000 Stock Option Plan (the "Plan") and later assumed by Avanex Corporation (the "Company"). The Compensation Committee of the Company's Board of Directors approved this change in November 2001. I think that you will find the change very beneficial.

     You now will have up to twenty-four (24) months to exercise your option if your employment with the Company terminates due to an Involuntary Termination other than for Cause within twelve (12) months after a Change of Control. However, in no event may you exercise your option after the Expiration Date stated in your stock option agreement (the "Agreement").

     Previously, the maximum time to exercise following your Involuntary Termination other than for Cause within twelve (12) months after a Change of Control was twelve (12) months. Please refer to the Agreement and/or the Plan for the definition of capitalized terms (such as "Involuntary Termination" and "Cause") that are used but not defined in this memo. Your option will continue to be a nonstatutory stock option and otherwise will not change, except as described above.


/s/ Paul Engle
---------------------------------
Paul Engle
President and CEO